UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2026

PDS BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37568	26-4231384

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
303A College Road East, Princeton, NJ 08540
(Address of Principal Executive Offices, and Zip Code)
(800) 208-3343
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Common Stock, par value $0.00033 per share	PDSB	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2026, Lars Boesgaard submitted his resignation, effective as of September 12, 2026, as Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of PDS Biotechnology Corporation (the “Company”) in order to pursue other professional endeavors. Mr. Boesgaard acknowledged that his resignation is not the result of any disagreement relating to Company’s operations, policies or practices.

On August 19, 2026, the board of directors of the Company appointed Janetta Trochimiuk, the Company’s Controller, as interim Principal Accounting Officer and Frank Bedu-Addo, Ph.D., the Company’s President and Chief Executive Officer, as interim Principal Financial Officer, each effective as of September 12, 2026.

Ms. Trochimiuk, age 63, joined the Company as Controller in December 2019. Ms. Trochimiuk has more than 25 years of experience as a Controller or Chief Financial Officer at various corporations. Prior to joining the Company, Ms. Trochimiuk served as Controller at Delcath Systems, Inc., located in New York, New York from April 2017 to July 2019, Controller and Chief Financial Officer of Westwood Consulting Group, LLC from October 2012 to January 2017, regional Chief Financial Officer at Ceragon Networks, Inc. from January 2009 to October 2012, and Controller North America at Olam Americas, Inc. from November 2005 to September 2007. Ms. Trochimiuk holds a Bachelor of Business Administration from Bernard M. Baruch College and is a licensed CPA.

There are no family relationships between Ms. Trochimiuk and any of the Company’s directors or other executive officers. There are no arrangements or understandings between Ms. Trochimiuk and any other persons or entities pursuant to which she has been appointed as interim Principal Accounting Officer.

Ms. Trochimiuk will continue to receive a base salary of $279,519.57 per year and will continue to be eligible for equity awards under the Company’s Third Amended and Restated 2014 Equity Incentive Plan. Ms. Trochimiuk did not receive any equity awards in connection with her promotion.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS BIOTECHNOLOGY CORPORATION

Date: August 19, 2026	By: /s/ Frank Bedu-Addo, Ph.D.
Name: Frank Bedu-Addo, Ph.D.
Title: President and Chief Executive Officer